UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

June 28, 2007

BOSTON CAPITAL REAL ESTATE INVESTMENT TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	0001260793	56-2356626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Boston Capital Corporation
One Boston Place, Suite 2100
Boston, MA 02108-4406

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:  (617) 624-8900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Results of 2007 Annual Meeting of Shareholders

On June 28, 2007, Boston Capital Real Estate Investment Trust, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the results of its Annual Meeting of Shareholders held on June 26, 2007.  The Company’s shareholders elected the following five directors to serve until the 2008 Annual Meeting of Shareholders and until their successors are duly elected and qualified: John P. Manning, Jeffrey H. Goldstein, Philip S. Cottone, Nicholas L. Iacuzio and Kevin C. Phelan.  Shareholders also ratified the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for 2007.

Authorization of Distribution

On June 28, 2007, the Company issued a Press Release announcing that the Company’s board of directors (the “Board”) authorized a distribution to its investors for the month of July 2007 (the “Distribution”).  The Distribution is equivalent to an annual rate of six percent (6%) (assuming the share was purchased for $10) and is expected to constitute a return of capital for tax purposes.  The Board authorized the Distribution in the amount of $0.00164384 per share, per day and pro-rated for the period of ownership.  The Distribution is authorized as of daily record dates throughout the month of July and will be aggregated and paid in cash on August 21, 2007.

Hiring of Wachovia Capital Markets, LLC to Assist in Exploring Strategic Alternatives for the Company

As previously announced, the Board authorized the Company's advisor, Boston Capital REIT Advisors, LLC (the "Advisor"), to hire an investment banking firm to assist the Board in exploring a broad range of strategic alternatives to maximize shareholder value. Wachovia Capital Markets, LLC is the investment banking firm that was hired by the Advisor to assist the Board as it continues to explore such strategic alternatives. Goodwin Procter LLP continues to assist the Company as legal advisor in connection with exploring such alternatives.

A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Current Report on Form 8-K by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated June 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2007	BOSTON CAPITAL REAL ESTATE INVESTMENT TRUST, INC.

	By:	/s/ Marc N. Teal
	Name:	Marc N. Teal
	Title:	Chief Financial Officer

Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated June 28, 2007.